Exhibit 99.1

Inventergy Global, Inc. Cap Table - as of October 19, 2015 1 Preferred Stock Common Stock Outstanding and/or Issuable upon Conversion Common Stock N/A 42,220,861 Series A1/ A2/ B Preferred Stock 0 0 Subtotal 42,220,861 Warrants (no Anti - Dilution) Strike Prices: $2.66 to $0.46 1,795,447 Weighted Avg Strike Price $1.88 Subtotal 44,016,308 Stock Option Grants (Company Option Plan) 3,698,771 Total 47,715,079 Public Float 31,147,552